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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 24, 2003 relating to the financial statements and financial statement schedule of ESS Technology, Inc., which appear in ESS Technology, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers LLP

San Jose, California
June 26, 2003